EXHIBIT 10.5

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (the “Amendment”) is made as of July 8, 2016, by and among FuelCell Energy, Inc., a Delaware corporation with headquarters located at 3 Great Pasture Road, Danbury, Connecticut 06813 (the “Company”), and each of the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Buyers are parties to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of July 6, 2016;

WHEREAS, the Company and the Buyers desire to amend the Purchase Agreement as set forth herein;

WHEREAS, the Purchase Agreement may be amended only by an instrument in writing signed by the Company and the Required Holders; and

WHEREAS, the undersigned Buyers constitute the Required Holders.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.	AMENDMENT.

(a) Amendment to Series A Warrants. The first paragraph of Exhibit A-1 to the Purchase Agreement is hereby amended by deleting the phrase “eight million two hundred thirty-three thousand two hundred seventy-seven (8,233,277)” and replacing it with “seven million six hundred eighty thousand (7,680,000)”.

(b) Amendment to Series B Warrants. The first paragraph of Exhibit A-2 to the Purchase Agreement is hereby amended by deleting the phrase “five million three hundred eighty-seven thousand sixty-four (5,387,064)” and replacing it with “four million nine hundred twenty-six thousand (4,926,000)”.

(c) Amendment to Schedule of Buyers. The Schedule of Buyers is hereby deleted and replaced in its entirety with Exhibit A attached hereto.

2.	CONTINUED VALIDITY OF PURCHASE AGREEMENT.

(a) Except as amended hereby, the Purchase Agreement shall continue in full force and effect as originally constituted and as ratified and affirmed by the parties hereto.

(b) The Company hereby confirms that none of the terms, conditions or agreements contained in this Amendment (i) are material to the Company or any of its Subsidiaries, nor (ii) have any such terms, conditions or agreements caused any of the Buyers or their agents or counsel to be in possession of any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries.

3.	SUCCESSORS AND ASSIGNS.

Except as otherwise provided herein, the terms and conditions of this Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

4.	GOVERNING LAW.

All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

5.	COUNTERPARTS.

This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

COMPANY:

FUELCELL ENERGY, INC.

By:
Name:
Title

BUYER:

By:
Name:
Title:

EXHIBIT A

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(4)	(5)	(6)
		Aggregate Number of Common Shares	Aggregate Number of Series A Warrant Shares	Aggregate Number of Series B Warrant Shares		Legal Representative’s Address and Facsimile Number
Buyer	Address and Facsimile Number				Purchase Price